1 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . First Quarter 2013 Earnings Call Presentation August 6, 2013

2 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Safe Harbor Statement This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company’s periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the Company’s Investor Relations website at http : //www . gshi - steel . com . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation is intended to be viewed in conjunction with the General Steel Holding, Inc. fourth quarter and fiscal year 20 10 earnings call. This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all .

3 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Agenda Operational A chievements and Strategies China Steel Industry Review First Quarter 2013 Highlights Henry Yu, Chief Executive Officer John Chen, Chief Financial Officer Q&A F inancial Review

4 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . In Thousand MTs First Quarter 2013 Highlights ▪ Kick - start quarterly reporting and conference call ▪ Increased market share in Western China ▪ Improved operational efficiency ▪ Secured financing support from suppliers and SOEs ▪ Lowered top 5 client revenue contribution to broaden customer base and diversify concentration risk USD Million Higher sales volume drives revenue increase Additional Highlights In USD Million

5 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . China Steel Industry Review Challenging Market Overall* » Over - production continued: • 1H 2013 crude steel production in China reached 390 million (up 7.4% Y/Y) » Low profitability around the sector: • 1H 2013 net margin of 0.13% for large and medium - sized steel enterprises • * Source: China MIIT and China Iron and Steel Association Opportunities Lie Ahead » Strong demand in Western China: • Faster growing economy in Western China • Initiatives and economic simulations driven by Go - West Policies » Rationalizing steel market driven by Government’s guidance: • Dismantling mills with outdated capacity China 10 - day Annualized Crude Steel Output 2011 May~2013 July Shaanxi GDP and National GDP Comparison 10 - day Annualized Crude Steel Output • * Source: China Steel Association, Morgan Stanley Research

6 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Positive Yield from Benchmarking Programs x Raw materials purchasing controls and inventory management x Manufacturing techniques and production management systems x Environment protection x Non - manufacturing capabilities of: ▪ budgeting, project scheduling, quality and safety control, site management, scheduling optimization system, and finance management. Positive Yield in Full Year 2013* Raw material additives cost saving of approx. RMB 25 million Transportation cost saving of approx. RMB 37 million …………… • * Based on internal estimation

7 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Expanding Continuous Rolling Capacity Further eliminating intermediate re - heating costs, transportation, and outsourced - processing cost, thereby reducing overall unit production cost Increasing Capacity in 2013 : x 0 . 9 million MT advanced - rebar - rolling production line ▪ Expected to unit costs saving of up to RMB 100 per metric ton . ▪ Trial production since July 2013 x 1 . 2 million MT advanced - rebar - rolling production line ▪ Started construction in 1 Q 2013 ▪ To commerce production in 4 Q 2013 ▪ Expected to unit costs saving of up to RMB 70 per metric ton Thousand MTs Continuous Rolling Capacity Roadmap at Longmen Joint Venture 2,200 2,200 3,100 4,300

8 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Items 1Q 2013 1Q 2012 Y - o - Y% Shipments (Thousands MT) 1,304 1,175 11.0% ASP of rebar (US$/per MT) 515.3 588.7 - 12.5 % Revenue (US$ million) 651.3 648.0 0.5% Gross Margin (%) 0.6% 0.9% - 28.1% Operating Income* (US$ million) 37.0 - 13.0 N.A. Net Income* (US$ million) 3.1 - 34.8 N.A. EPS* (US$) 0.06 - 0.63 N.A. 1Q 2013 Financial Highlights Quarterly Operating Expenses Quarterly Net Profit & Net Margin $19.0 $18.6 USD Million * Including another operating income of $51.9 million in change in fair value of profit sharing liability, for the first quar ter of 2013

9 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Finance Expense Breakdown Finance expense on capital lease x 1 Q 2013 $ 10 . 2 mln (down 5 . 8 % YoY) x Decreased due to revaluation of profit sharing liability Finance expense on bank borrowings and discounted notes receivables x 1 Q 2013 $ 19 . 8 mln (down 47 . 3 % YoY) x A decrease of $ 30 mln in short - term bank borrowing in 1 Q 2013 Secured additional financing support x Advance on inventory purchase of $ 62 . 6 million (down 64 . 1 % YoY) x AP days days of approx . 80 days (increased by 30 days YoY) US$ Million $30.0 $48.4

10 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2013 earnings c all . Balance Sheet Highlights AS OF (USD 1,000) March 31, 2013 December 31, 2012 Assets: Cash and Restricted Cash $335,966 $369,887 Accounts Receivable $25,385 $21,661 Notes Receivable $118,527 $145,502 Inventories $247,930 $212,671 Advances on Inventory Purchases $62,600 $126,131 Total Current Assets $1,184,738 $1,407,045 Property Plant and Equipment $1,172,318 $1,167,836 Total Assets $2,440,598 $2,650,682 Liabilities: Accounts Payable $566,268 $529,484 Short Term Loan $369,537 $374,004 Customer Deposits $117,258 $147,888 Taxes Payable $12,334 $16,674 Total Current Liabilities $2,094,305 $2,271,590 Capital Lease Obligations $337,075 $330,099 Profit Sharing Liability $283,831 $328,827